                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors whose signature appears below hereby constitutes and appoints Floyd G. Hoffman and Steve R. Forehand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation (the "Company") on Form S-8 relating to the registration of up to an aggregate amount of 500,000 shares of the Company proposed to be issued pursuant to the Company's 1997 Non-Employee Directors' Stock Grant, Stock Option and Deferred Compensation Plan and the Company's 2000 Non-Employee Directors' Compensation Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 31st day of October, 2000.


         Signature                                            Title
         ---------                                            -----

/s/ John F. Ward                                              Chairman of the Board, President, and
-----------------------------                                 Chief Executive Officer
John F. Ward


/s/ Robert D. Martin                                          Senior Vice President and
-----------------------------                                 Chief Financial Officer
Robert D. Martin


/s/ Larry E. Workman                                          Controller
-----------------------------
Larry E. Workman


/s/ Herschel M. Bloom                                         Director
-----------------------------
Herschel M. Bloom


/s/ Ronald G. Bruno                                           Director
-----------------------------
Ronald G. Bruno


/s/ Timothy A. Lewis                                          Director
-----------------------------
Timothy A. Lewis


/s/ C. V. Nalley III                                          Director
-----------------------------
C. V. Nalley III

/s/ Margaret M. Porter                                    Director
-----------------------------
Margaret M. Porter


/s/ Mary Jane Robertson                                   Director
-----------------------------
Mary Jane Robertson


/s/ Benjamin Russell                                      Director
-----------------------------
Benjamin Russell


/s/ John R. Thomas                                        Director
-----------------------------
John R. Thomas



/s/ John A. White                                         Director
-----------------------------
John A. White